UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21407
                                                     ---------------------

                   Nuveen Diversified Dividend and Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: June 30, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 SEMIANNUAL REPORT June 30, 2004


                        Nuveen Investments
                        Closed-End
                        Exchange-Traded
                        Funds

      NUVEEN
 DIVERSIFIED
DIVIDEND AND
 INCOME FUND
         JDD

Photo of: Man and woman sitting on porch.
Photo of: 2 children sitting in the grass.


HIGH CURRENT INCOME AND TOTAL RETURN FROM A PORTFOLIO OF DIVIDEND-PAYING COMMON STOCKS, REIT STOCKS, EMERGING MARKETS SOVEREIGN DEBT, AND SENIOR LOANS


Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
  Chairman of the Board



Chairman's
     LETTER TO SHAREHOLDERS

I am very pleased to report that over the first six months of 2004 your Fund continued to provide you with an attractive monthly distribution and diversified exposure to a variety of important markets and asset classes.

In addition to providing regular monthly cash flow, we believe that your Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the value of the Fund's holdings in dividend-paying stocks, REIT stocks, emerging markets sovereign debt and senior corporate loans may move differently than the prices of other common stocks, bonds or mutual funds you may own. Since one part of your portfolio may be going up when another is going down, portfolio



WE BELIEVE THAT YOUR FUND ALSO MAY OFFER OPPORTUNITIES TO REDUCE THE RISK OF YOUR OVERALL INVESTMENT PORTFOLIO.



diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 16, 2004

Nuveen Diversified Dividend and Income Fund
(JDD)

Portfolio Managers'
        PERSPECTIVE



The Nuveen Diversified Dividend and Income Fund features portfolio management by teams at four subadvisors: 1) NWQ Investment Management Company, LLC, investing in dividend-paying common stocks, 2) Security Capital Research & Management Incorporated, investing in REIT stocks, 3) Wellington Management Company, LLP, investing in emerging markets sovereign debt, and 4) Symphony Asset Management, LLC, investing in senior loans. NWQ and Symphony are affiliated with Nuveen Investments.


During the six-month period ended June 30, 2004, the Fund produced a cumulative total return on net asset value of 3.88%, compared with a benchmark return of 3.65%.1 The Fund maintained a stable monthly dividend during this period, and was trading at an -11.92% discount to its net asset value as of June 30, 2004. For the entire six-month period, the Fund traded at an average premium of more than 4%.

Over the six-month reporting period, the Fund provided a stable monthly distribution of $0.1025 per share. The Fund seeks to maintain a stable monthly distribution level. If, for any monthly distribution, the Fund's net investment income and net realized capital gains applicable to common shares are less than the amount of the distribution, the difference may be drawn from the Fund's assets. The final determination of the source of all distributions for the year will be made after the end of the year. In the following sections, each subadvisor team presents an overview of the general market environment for their asset class over the reporting period, as well as a synopsis of the management strategy and tactics they used for the portion of the Fund's assets they manage.

NWQ INVESTMENT MANAGEMENT COMPANY, LLC (DIVIDEND-PAYING COMMON STOCKS)

The U.S. stock market started 2004 as strongly as it had finished in 2003. However, the strength seen in January and February soon faded as increased global tensions and mounting economic concerns caused a general weakness in stock prices that lasted until mid-May. Of particular concern to investors was evidence of rising inflation pressures brought on by a surge in raw material prices. For the six-month period, the S&P 500 produced a total return of 3.44%, while some of the indexes comprised of small-to-mid capitalization stocks performed better.

We employed an opportunistic approach to investing during the period, utilizing a bottom-up strategy that focused on identifying companies that we thought were attractively



1 Benchmark performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization-weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market-capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JP Morgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns to not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

valued, possessed favorable risk/reward characteristics and had emerging catalysts that we believed could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of undervalued assets, or a turn in the underlying fundamentals. We also focused on downside protection, looking at a company's balance sheet and cash flow statements, not just its income statement. We believed cash flow analysis offered a more objective and truer picture of a companyfinancial position than an evaluation based on earnings alone.

Using this approach, we made investments during the period in several companies that had suffered recent price weakness. Some of these investments were new positions, and others were additions to our existing holdings. Our analysis indicated these companies had solid fundamentals, compelling valuations, and an attractive risk/reward relationship. Some examples included new investments in Lockheed Martin Corporation, Newell Rubbermaid Inc. and Weyerhaeuser Company, and increased stakes in Fannie Mae, Korean Electric Power Corp. and Tate & Lyle PLC.

Although numerous holdings made positive contributions to the Fund's performance during the six-month period, the greatest gains tended to come from our defense, energy, and insurance holdings. Defense stocks outperformed due to compelling valuations and strong fundamentals. The Department of Defense is expected to spend over $1 trillion over the next decade on domestic security programs and the next generation of ships, submarines, and fighter aircraft. Strong cash flow growth could also lead to higher share repurchase activity as the prospect for large acquisitions is limited due to an already consolidated industry. One holding, Raytheon Company, gained 19%, while Lockheed Martin Corporation increased 11% between its purchase in April and June 30. Our energy stocks also appreciated as high oil and gas prices are contributing to an increase in drilling activity, higher refining margins, and improved cash flows for energy companies. Favorable supply/demand conditions remained intact due to strong global economic growth, particularly in China. Terrorism fears, a weak dollar, and recent oil worker strikes in Norway and Venezuela have also contributed to higher energy prices. Each of our six energy holdings returned between 3% and 16% during the period. Meanwhile, improving fundamentals and a favorable pricing outlook for property casualty insurance contributed to the strong rise in insurance stocks. Two holdings, AON Corporation and The Hartford Financial Services Group, Inc. rose 19% and 16%, respectively.

In addition, grocery chain Albertson's, Inc. gained 17% during this reporting period on the prospect of improved industry fundamentals and continued steps to divest itself of less profitable stores. Kimberly-Clark Corporation appreciated 11% due to a compelling valuation and signs of a turn in its diaper business. Our other paper stocks, International Paper Company and Packaging Corp. of America, posted gains of 4% and 9%, respectively.

Not all of our holdings appreciated during the period. Our position in The May Department Stores Company declined 5% as a slowdown in consumer spending negatively affected the performance of many retail stocks. Altria Group, Inc. the parent of Phillip Morris, fell 8% over the six-month period due to some recent adverse litigation rulings, and Rio Tinto plc dropped 12% due to a correction in the price of metal amid signs of a slowdown in Chinese industrial production. In addition, our position in Korea Electric Power Corp. declined 12% on market volatility and news the company will not divest its power distribution unit as expected due to government concerns.

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED (REIT STOCKS)

Entering 2004, a prolonged period of economic weakness had left many commercial real estate operating markets and property sectors around the United States under significant stress. Especially affected were those sectors for which business investment and job creation play a key role in creating and sustaining marginal demand--apartment buildings, office buildings and hotels. In contrast, malls and smaller shopping centers, which tend to be more influenced by consumer behavior, continued to experience healthy operating fundamentals.

During the first half of 2004, U.S. economic activity, especially as it related to job creation, improved markedly. New jobs began to emerge with consistency, and even accelerated through the period, raising the possibility that from an operating perspective, a new cycle might be beginning for the hardest hit real estate property types. With new supply additions having remained largely in balance during the downturn, increases in demand might ultimately lead to higher occupancy levels and potentially increased cash flow and dividend coverage for many real estate operating companies. For the six months ended June 30, 2004, the Dow Jones Wilshire Real Estate Securities Index produced a total return of 6.92%. The NAREIT (National Association of Real Estate Investment Trusts) Equity Index, an unmanaged index that includes only publicly traded U.S. tax-qualified REITs, recorded a 5.52% total return for the period.

Accompanying the operating inflection point reached this period was a shift in interest rate expectations--one that we believe had a dramatic effect on shorter-term-focused real estate securities investors. Unusually high volatility and trading volumes for real estate securities prevailed in the period, with significant dispersion of performance among property and security types.

During the reporting period, we continued to focus on those securities that we believed were best positioned to generate both income and potential price appreciation. In managing the portfolio, we sought to maintain significant diversification while taking into account each company's real estate portfolio, management team, capitalization, and prospects within this operating environment.

As the potential for increasing interest rates developed over the period, our research indicated that many attractive income and total return opportunities existed among preferred equity securities market, as compared to common stocks having a similar yield. As a result, we selectively increased portfolio's allocation to preferred securities from approximately 4% to 10% during the period while also taking advantage of substantial short-term price declines in certain cyclically sensitive common stocks in an attempt to bolster the portfolio's income and total return position.

Our efforts to maintain a balance between current income and long-term appreciation potential in the real estate portion of the portfolio led to mixed results. On the positive side, the increased representation of more cyclically sensitive real estate common stocks such as those of apartment companies worked well, especially as pricing for these companies began to rebound sharply in the second quarter. Also well timed were selective introductions of preferred stocks, accomplished in recognition of the relatively attractive valuations of these higher yielding securities as compared to common stocks of similar yields. On the other side, having current income as a partial objective led us to maintain a substantial allocation to healthcare real estate companies. On a total return basis, these companies were among the poorest performers within the real estate sleeve over this reporting period.

WELLINGTON MANAGEMENT COMPANY, LLP (EMERGING MARKETS SOVEREIGN DEBT)

Strong global growth in the first quarter supported the economic performance of most emerging markets countries, and abundant global liquidity created an opportunity for the governments of these countries to obtain financing on relatively favorable terms. In fact, we estimate that the countries in the market raised almost 50% of their external financing requirements for 2004 in the first quarter. As a result of this benign environment, the JPMorgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, rose 3.8% in the first quarter.

However, after a strong start to the year, emerging markets debt came under pressure during the second quarter, and the JPMorgan EMBI Global Diversified Index declined by 5.3%. The second quarter began with the release of a very strong Employment Report in the U.S. The unexpectedly rapid pace of employment growth brought an end to earlier concerns about a "jobless recovery." At the same time, there were growing concerns that inflationary pressures resulting from stubbornly high oil prices might cause erosion in the consumer confidence on which the global economic recovery had largely been based. Consequently, this economic data triggered a significant shift in investor expectations toward a more aggressive tightening cycle than had previously been expected.

For the six-month period, the JPMorgan EMBI Global Diversified Index was down 1.7%. As investors focused on the implications of tightening global liquidity, countries with relatively high financing needs came under the most pressure. Fundamental developments remained positive in most countries, but lower rated countries still tended to underperform the market as risk aversion rose. We sought to add value by emphasizing positions in countries and securities that we deemed to have favorable risk-return profiles.

Despite a difficult period for the debt of many emerging markets issuers, several countries delivered positive returns during the period, including Lebanon (+4.6%), Bulgaria (+2.4%) and Egypt (+1.5%). Poorly performing countries included Brazil (-6.7%), Turkey (-6.3%) and Ecuador (-5.7%). Ecuador was a top performer during the first quarter, but fell by over 16% in the second quarter as legislative problems jeopardized the government's relationship with the International Monetary Fund, thereby increasing the government's financing needs.

Astute security selection in Venezuela, Turkey and Mexico contributed positively to Fund performance. Detracting from results were our sizable positions in poor performers Brazil and Peru, as well as our lack of exposure to Lebanon, where we missed out on the country's strong performance during the period.

An unsettled global environment will likely cause continued turbulence in emerging markets. Risks will be skewed to the downside during an environment of tightening global liquidity. As a result, we plan to maintain our moderately defensive position and to wait patiently for opportunities. However, from a longer-term perspective, we have a more constructive outlook on the market given our expectations for stable to improving credit trends in most countries.

Valuation measures are mixed for the market, but on balance they look expensive given prospects for tightening global liquidity. On the positive side, valuations have become more attractive following generally strong performance during the second quarter, and sovereign credits tend to have a yield advantage over comparably rated corporate credits. However, many emerging market issues remain on the expensive end of their historic range. Recent new issuance activity has also adversely affected the supply-demand balance in the market from a short-term perspective.

We believe that it is prudent to express caution. We are doing this by holding a relatively high cash position. In addition, we have limited exposure to countries that are particularly vulnerable to diminishing global liquidity. Security selection is also biased defensively, as it includes securities with intrinsic downside protection such as putable bonds in Colombia, Mexico, Panama, and the Philippines. Despite our cautious tone, we are still taking advantage of opportunities in countries with sound fundamental outlooks and attractive valuations. This has led us to overweight positions in Peru and Russia. Our overall strategy requires patience, but we believe that it will be rewarded as opportunities arise in the second half of this year.

SYMPHONY ASSET MANAGEMENT, LLC (SENIOR LOANS)

During the first six months of the year, the leveraged loan market continued to demonstrate the same characteristics that made 2003 one of the strongest loan markets in the past ten years. Record inflows into the leveraged loan asset class, driven by the belief that the economy is entering a period of rising interest rates, a decreasing default rate as the economy continued to improve and a strong high yield market all contributed to the generally positive performance of the leveraged loan asset class. The CSFB

Leveraged Loan Index returned 3.12% in 1st half of 2004, with all industries in the index except telecommunications showing positive results. Strong investor appetite drove $124 billion of leveraged loans to come to market during the first half of 2004, including $38.5 billion to fund M&A activity.

We focused our strategy on successfully completing the initial invest-up by purchasing loans and high yield bonds that we thought had strong asset protection and attractive coupons. Our holdings in the industrial and automotive sectors generally performed well, while rising rates during the second quarter hurt the performance of our high yield securities.

Nuveen Diversified Dividend and Income Fund

JDD

Performance
     OVERVIEW  As of June 30, 2004


FUND SNAPSHOT
------------------------------------
Share Price                   $13.30
------------------------------------
Common Share
Net Asset Value               $15.10
------------------------------------
Premium/(Discount) to NAV    -11.92%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $304,096
------------------------------------

CUMULATIVE TOTAL RETURN
(Inception 9/25/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month       -11.43%         3.88%
------------------------------------
Since
Inception      -6.31%        11.19%
------------------------------------

COMMON STOCKS TOP FIVE ISSUERS
(as a % of total investments)
------------------------------------
Fannie Mae                      1.2%
------------------------------------
Kerr-McGee Corporation          1.0%
------------------------------------
Aon Corporation                 1.0%
------------------------------------
Verizon Communications Inc.     0.9%
------------------------------------
Altria Group, Inc.              0.9%
------------------------------------

REAL ESTATE INVESTMENT TRUST
COMMON STOCKS TOP FIVE ISSUERS
(as a % of total investments)
------------------------------------
AMLI Residential
  Properties Trust              1.7%
------------------------------------
Mack-Cali Realty Corporation    1.6%
------------------------------------
HRPT Properties Trust           1.4%
------------------------------------
Nationwide Health
  Properties, Inc.              1.4%
------------------------------------
Arden Realty, Inc.              1.3%
------------------------------------

VARIABLE RATE SENIOR LOAN INTERESTS
TOP FIVE ISSUERS
(as a % of total investments)
------------------------------------
24 Hour Fitness Worldwide, Inc. 0.9%
------------------------------------
Vought Aircraft Industries,
  Inc.                          0.9%
------------------------------------
Michael Foods, Inc.             0.7%
------------------------------------
Allied Waste North America,
  Inc.                          0.7%
------------------------------------
Triad Hospitals, Inc.           0.7%
------------------------------------

EMERGING MARKETS SOVEREIGN DEBT
TOP FIVE COUNTRIES
(as a % of total investments)
------------------------------------
Russia                          2.1%
------------------------------------
Mexico                          1.8%
------------------------------------
Panama                          1.5%
------------------------------------
Peru                            1.4%
------------------------------------
Bulgaria                        1.4%
------------------------------------


Pie Chart:
PORTFOLIO ALLOCATION
(as a % of total investments)
Real Estate Investment Trust Common
  Stocks and Preferred Securities   25.7%
Emerging Markets Sovereign Debt     21.3%
Common Stocks                       24.4%
Variable Rate Senior
  Loan Interests                    19.7%
U.S. Corporate Bonds                 3.8%
Short-Term Investments               3.6%
Other                                1.5%


Bar Chart:
2003-2004 MONTHLY DIVIDENDS PER SHARE
Nov                                 0.1025
Dec                                 0.1025
Jan                                 0.1025
Feb                                 0.1025
Mar                                 0.1025
Apr                                 0.1025
May                                 0.1025
Jun                                 0.1025

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/26/03                            $15.01
                                    15.09
                                    15
                                    15.01
                                    14.96
                                    15.06
                                    15.05
                                    15.2
                                    15.25
                                    15.33
                                    15.42
                                    15.85
                                    15.7
                                    15.43
                                    15.8
                                    16
                                    15.96
                                    15.75
                                    15.9
                                    16.09
                                    15.75
                                    15.86
                                    15.74
                                    15.9
                                    15.63
                                    14.9
                                    14.59
                                    14.5
                                    13.8
                                    13.27
                                    13.46
                                    13.88
                                    14.25
                                    14.15
                                    13.46
6/25/04                             13.34

Shareholder
       MEETING REPORT

The annual shareholder meeting was held on March 24, 2004, in Chicago at
Nuveen's headquarters.
                                                                                                              JDD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Common and
                                                                                             Preferred shares      Preferred shares
                                                                                              voting together       voting together
                                                                                                   as a class            as a class
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
William E. Bennett
   For                                                                                              19,827,966                   --
   Withhold                                                                                             82,032                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            19,909,998                   --
====================================================================================================================================
Robert P. Bremner
   For                                                                                              19,832,364                   --
   Withhold                                                                                             77,634                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            19,909,998                   --
====================================================================================================================================
Lawrence H. Brown
   For                                                                                              19,823,885                   --
   Withhold                                                                                             86,113                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            19,909,998                   --
====================================================================================================================================
Jack B. Evans
   For                                                                                              19,835,134                   --
   Withhold                                                                                             74,864                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            19,909,998                   --
====================================================================================================================================
Anne E. Impellizzeri*
   For                                                                                              19,815,979                   --
   Withhold                                                                                             94,019                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            19,909,998                   --
====================================================================================================================================
William L. Kissick*
   For                                                                                              19,818,169                   --
   Withhold                                                                                             91,829                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            19,909,998                   --
====================================================================================================================================
Thomas E. Leafstrand*
   For                                                                                              19,820,469                   --
   Withhold                                                                                             89,529                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            19,909,998                   --
====================================================================================================================================
Peter R. Sawers*
   For                                                                                              19,826,035                   --
   Withhold                                                                                             83,963                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            19,909,998                   --
====================================================================================================================================

*Board Member retired effective June 30, 2004.


                                       12

                                                                                                              JDD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Common and
                                                                                             Preferred shares      Preferred shares
                                                                                              voting together       voting together
                                                                                                   as a class            as a class
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
William J. Schneider
   For                                                                                                      --               3,966
   Withhold                                                                                                 --                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                    --               3,966
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                                                      --               3,966
   Withhold                                                                                                 --                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                    --               3,966
====================================================================================================================================
Judith M. Stockdale
   For                                                                                              19,829,367                   --
   Withhold                                                                                             80,631                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            19,909,998                   --
====================================================================================================================================
Sheila W. Wellington*
   For                                                                                              19,821,935                   --
   Withhold                                                                                             88,063                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            19,909,998                   --
====================================================================================================================================

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WAS REACHED AS FOLLOWS:
   For                                                                                              19,726,373                   --
   Against                                                                                              84,146                   --
   Abstain                                                                                              99,479                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            19,909,998                   --
====================================================================================================================================

*Board Member retired effective June 30, 2004.

                            Nuveen Diversified Dividend and Income Fund (JDD)
                            Portfolio of
                                    INVESTMENTS June 30, 2004 (Unaudited)
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 33.8% (24.4% OF TOTAL INVESTMENTS)

                AEROSPACE & DEFENSE - 1.9%

       50,000   Lockheed Martin Corporation                                                                            $  2,604,000
       85,000   Raytheon Company                                                                                          3,040,450
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,644,450
------------------------------------------------------------------------------------------------------------------------------------


                AUTO COMPONENTS - 0.9%

      245,600   Delphi Corporation                                                                                        2,623,008
------------------------------------------------------------------------------------------------------------------------------------


                CHEMICALS - 0.6%

      143,000   DSM NV                                                                                                    1,773,200
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL BANKS - 1.0%

       34,600   Bank of America Corporation                                                                               2,927,852
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL SERVICES & SUPPLIES - 0.9%

       65,000   Pitney Bowes Inc.                                                                                         2,876,250
------------------------------------------------------------------------------------------------------------------------------------


                COMMUNICATIONS EQUIPMENT - 0.5%

       90,000   KT Corporation                                                                                            1,623,600
------------------------------------------------------------------------------------------------------------------------------------


                CONTAINERS & PACKAGING - 0.8%

      106,300   Packaging Corp. of America                                                                                2,540,570
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED FINANCIAL SERVICES - 1.5%

       25,000   Citigroup Inc.                                                                                            1,162,500
       85,000   JPMorgan Chase & Co.                                                                                      3,295,450
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,457,950
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED TELECOMMUNICATION SERVICES - 3.8%

      155,500   SBC Communications Inc.                                                                                   3,770,875
      135,000   Sprint Corporation                                                                                        2,376,000
       52,500   Telecom Italia S.p.A., Sponsored ADR                                                                      1,642,725
      110,600   Verizon Communications Inc.                                                                               4,002,614
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         11,792,214
------------------------------------------------------------------------------------------------------------------------------------


                ELECTRIC UTILITIES - 1.5%

       65,000   FirstEnergy Corp.                                                                                         2,431,650
      220,000   Korea Electric Power Corporation (KEPCO)                                                                  2,015,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,446,850
------------------------------------------------------------------------------------------------------------------------------------


                FOOD & STAPLES RETAILING - 1.7%

      135,000   Albertson's, Inc.                                                                                         3,582,900
       69,500   J. Sainsbury plc, Sponsored ADR                                                                           1,442,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,025,025
------------------------------------------------------------------------------------------------------------------------------------


                FOOD PRODUCTS - 0.7%

       82,000   Tate and Lyle PLC                                                                                         2,009,000
------------------------------------------------------------------------------------------------------------------------------------


                HOUSEHOLD DURABLES - 0.6%

       77,000   Newell Rubbermaid Inc.                                                                                    1,809,500
------------------------------------------------------------------------------------------------------------------------------------


                                       14

       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS - 1.0%

       48,000   Kimberly-Clark Corporation                                                                             $  3,162,240
------------------------------------------------------------------------------------------------------------------------------------


                INSURANCE - 1.8%

      145,000   Aon Corporation                                                                                           4,128,150
       20,000   The Hartford Financial Services Group, Inc.                                                               1,374,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,502,950
------------------------------------------------------------------------------------------------------------------------------------


                METALS & MINING - 1.6%

      146,000   Alumina Limited                                                                                           2,182,700
       26,500   Rio Tinto plc, Sponsored ADR                                                                              2,598,325
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,781,025
------------------------------------------------------------------------------------------------------------------------------------


                MULTILINES RETAIL - 0.5%

       53,400   The May Department Stores Company                                                                         1,467,966
------------------------------------------------------------------------------------------------------------------------------------


                OIL & GAS - 5.6%

       32,300   ChevronTexaco Corporation                                                                                 3,039,753
       37,800   ConocoPhillips                                                                                            2,883,762
       23,000   Eni S.p.A. Sponsored ADR                                                                                  2,307,820
       80,000   Kerr-McGee Corporation                                                                                    4,301,600
       30,000   Total SA, Sponsored ADR                                                                                   2,882,400
       49,500   Unocal Corporation                                                                                        1,881,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         17,296,335
------------------------------------------------------------------------------------------------------------------------------------


                PAPER & FOREST PRODUCTS - 1.6%

       55,500   International Paper Company                                                                               2,480,850
       40,000   Weyerhaeuser Company                                                                                      2,524,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,005,650
------------------------------------------------------------------------------------------------------------------------------------


                TRIFTS & MORTGAGE FINANCE - 2.6%

       71,600   Fannie Mae                                                                                                5,109,376
       94,100   IndyMae Bancorp, Inc.                                                                                     2,973,560
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,082,936
------------------------------------------------------------------------------------------------------------------------------------


                TOBACCO - 2.2%

       76,200   Altria Group, Inc.                                                                                        3,813,810
      113,000   Loews Corporation - Carolina Group                                                                        2,774,150
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,587,960
------------------------------------------------------------------------------------------------------------------------------------


                WATER UTILITIES - 0.5%

       82,800   United Utilities plc, Sponsored ADR                                                                       1,583,136
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $90,132,054)                                                                  103,019,667
                --------------------------------------------------------------------------------------------------------------------


                CONVERTIBLE PREFERRED STOCK - 0.9% (0.6% OF TOTAL INVESTMENTS)

                SPECIALTY RETAIL - 0.9%

       57,000   Toys "R" Us, Inc., 6.250%                                                                                 2,596,920
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Preferred Stock (cost $2,002,026)                                                       2,596,920
                --------------------------------------------------------------------------------------------------------------------


                REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 31.5% (22.7% OF TOTAL INVESTMENTS)
                APARTMENTS - 8.7%

      242,800   AMLI Residential Properties Trust                                                                         7,123,752
      114,900   Archstone-Smith Trust                                                                                     3,370,017
       57,500   Avalonbay Communities, Inc.                                                                               3,249,900
       74,500   Camden Property Trust                                                                                     3,412,100
      129,600   Gables Residential Trust                                                                                  4,403,808
      164,400   Post Properties, Inc.                                                                                     4,792,260
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         26,351,837
------------------------------------------------------------------------------------------------------------------------------------


                                       15

                            Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                                    Portfolio of INVESTMENTS June 30, 2004 (Unaudited)

       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 3.6%

      310,900   Nationwide Health Properties, Inc.                                                                     $  5,876,010
      293,800   Senior Housing Properties Trust                                                                           4,932,902
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,808,912
------------------------------------------------------------------------------------------------------------------------------------


                HOTELS - 1.1%

      338,736   Hersha Hospitality Trust                                                                                  3,346,712
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6%

       50,000   First Industrial Realty Trust, Inc.                                                                       1,844,000
------------------------------------------------------------------------------------------------------------------------------------


                REGIONAL MALLS - 1.3%

       49,900   The Macerich Company                                                                                      2,388,713
       32,400   Simon Property Group, Inc.                                                                                1,666,008
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,054,721
------------------------------------------------------------------------------------------------------------------------------------


                MORTGAGE - 0.6%

      200,000   MFA Mortgage Investments, Inc.                                                                            1,780,000
------------------------------------------------------------------------------------------------------------------------------------


                OFFICE - 12.1%

      180,300   Arden Realty, Inc.                                                                                        5,302,623
      159,000   Brandywine Realty Trust                                                                                   4,323,210
       81,400   Highwoods Properties, Inc.                                                                                1,912,900
      594,600   HRPT Properties Trust                                                                                     5,951,946
      140,700   Koger Equity, Inc.                                                                                        3,252,984
      158,900   Mack-Cali Realty Corporation                                                                              6,575,282
      104,500   Maguire Properties, Inc.                                                                                  2,588,465
       95,900   Reckson Associates Realty Corporation                                                                     2,633,414
      149,200   Trizec Properties, Inc.                                                                                   2,425,992
       36,300   Vornado Realty Trust                                                                                      2,073,093
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         37,039,909
------------------------------------------------------------------------------------------------------------------------------------


                SHOPPING CENTERS - 2.5%

      183,900   Cedar Shopping Centers Inc.                                                                               2,113,011
       73,500   Federal Realty Investment Trust                                                                           3,056,865
      107,100   New Plan Excel Realty Trust                                                                               2,501,856
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,671,732
------------------------------------------------------------------------------------------------------------------------------------


                STORAGE - 1.0%

       77,700   Shurgard Storage Centers, Inc., Class A                                                                   2,905,980
------------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate Investment Trust Common Stocks (cost $87,511,041)                                      95,803,803
                --------------------------------------------------------------------------------------------------------------------

                REAL ESTATE INVESTMENT TRUST PREFERRED SECURITIES - 4.1% (3.0% OF TOTAL INVESTMENTS)


                OFFICE - 1.5%

       35,000   Brandywine Realty Trust, Series D, 6.750%                                                                   864,500
      103,800   Crescent Real Estate Equities Company, Series A, 7.375%                                                   2,073,924
       64,000   Maguire Properties, Inc., Series A, 7.625%                                                                1,545,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,484,024
------------------------------------------------------------------------------------------------------------------------------------


                MULTIFAMILY - 2.4%

       48,000   Apartment Investment & Management Company, Series Q, 10.100%                                              1,257,600
      103,000   Apartment Investment & Management Company, Series R, 10.000%                                              2,715,080
      150,000   Apartment Investment & Management Company, Series U, 7.750%                                               3,510,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,482,680
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.2%

       24,900   Keystone Property Trust, Series E, 7.375%                                                                   627,480
------------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate Investment Trust Preferred Securities (cost $13,063,327)                               12,594,184
                --------------------------------------------------------------------------------------------------------------------


                                       16

                                                                                           RATINGS*
                                                                                     -------------------
    PRINCIPAL                                                                                               STATED
 AMOUNT (000)   DESCRIPTION(1)                                                       MOODY'S         S&P  MATURITY**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS(2) - 27.4% (19.7% OF TOTAL INVESTMENTS)


                AEROSPACE & DEFENSE - 1.3%

$         351   Vought Aircraft Industries, Inc., Term Loan B                            Ba3          B+   6/30/07      $   354,522
        1,113   Vought Aircraft Industries, Inc., Term Loan C                            Ba3          B+   6/30/08        1,122,760
        2,373   Vought Aircraft Industries, Inc., Term Loan X                            Ba3          B+  12/31/06        2,394,151
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,871,433
------------------------------------------------------------------------------------------------------------------------------------


                AUTO COMPONENTS - 4.1%

        2,500   Federal Mogul Corporation, Term Loan A (a)                                NR          NR   2/24/04        2,312,500
        2,871   HLIOperating Company, Inc., Term Loan B                                   NR          NR   6/03/09        2,930,044
        2,000   Mark IV Industries, Inc., Term Loan B                                     B1         BB-   6/23/11        2,031,250
        1,500   Meridian Automotive Systems First Lien, Term Loan                         B2          B-   8/28/10        1,505,000
        1,762   Metaldyne Company, LLC, Term Loan D                                       B2         BB-  12/31/09        1,764,015
        1,372   Tenneco Automotive Inc., Term Loan B                                      B1          B+  12/12/10        1,402,435
          621   Tenneco Automotive Inc., Term Loan B-1                                    B1          B+  12/12/10          634,266
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,579,510
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL SERVICES & SUPPLIES - 1.0%

        2,963   Allied Waste North America, Inc., Term Loan B                            Ba2          BB   1/15/10        3,021,181
------------------------------------------------------------------------------------------------------------------------------------


                COMMUNICATIONS EQUIPMENT - 0.8%

        2,488   Nextel Finance Company, Term Loan E                                      Ba2         BBB  12/15/10        2,508,822
------------------------------------------------------------------------------------------------------------------------------------


                CONTAINERS, PACKAGING & GLASS - 3.3%

        1,900   Crown Cork & Seal Americas, Inc., Term Loan B-1                          Ba3          NR   2/26/08        1,931,766
        1,989   Graham Packaging Company L.P., Term Loan B (Tranche 1)                    B2           B   2/14/10        2,020,540
          220   Stone Container Corporation, Term Loan C                                  B2          NR   6/30/09          221,774
        1,685   Stone Container Corporation, Term Loan B                                  B2          NR   6/30/09        1,702,675
        1,995   United States Can Company, Term Loan                                      B2           B   1/15/10        2,018,691
        2,000   Owens-Illinois Group, Inc, Term Loan C                                    NR          NR   4/01/08        2,010,417
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,905,863
------------------------------------------------------------------------------------------------------------------------------------


                ELECTRICAL EQUIPMENT - 0.7%

          260   Sensus Metering Systems Inc., Term Loan B-2                               B2          B+  12/17/10          262,323
        1,730   Sensus Metering Systems Inc., Term Loan B-1                               B2          B+  12/17/10        1,748,821
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,011,144
------------------------------------------------------------------------------------------------------------------------------------


                FOOD & STAPLES RETAILING - 0.4%

        1,221   Alimentation Couche-Tard Inc., Term Loan                                 Ba2          BB  12/17/10        1,234,661
------------------------------------------------------------------------------------------------------------------------------------


                FOOD PRODUCTS - 1.0%

        2,985   Michael Foods, Inc., Term Loan B                                          B1          B+  11/20/10        3,034,439
------------------------------------------------------------------------------------------------------------------------------------


                HEALTHCARE EQUIPMENT & SUPPLIES - 1.1%

        1,517   Alaris Medical Systems, Inc., Term Loan                                  Ba1          BB   6/30/09        1,537,066
        1,661   Kinetic Concepts, Inc., Term Loan B-1                                     B1         BB-   8/11/10        1,686,424
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,223,490
------------------------------------------------------------------------------------------------------------------------------------


                HEALTHCARE PROVIDERS & SERVICES - 1.6%

        1,985   Beverly Enterprises, Inc., Term Loan B                                   Ba3          BB  10/22/08        2,018,497
        2,947   Triad Hospitals, Inc., Term Loan B                                       Ba2          BB   9/30/08        2,994,024
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,012,521
------------------------------------------------------------------------------------------------------------------------------------


                HOTELS, RESTAURANTS & LEISURE - 4.5%

        2,900   Alliance Gaming Corporation, Term Loan B                                  B1         BB-   9/05/09        2,931,417
        3,980   24 Hour Fitness Worldwide, Inc., Term Loan B                              B1           B   7/01/09        4,004,875
        2,940   Las Vegas Sands, Inc., Term Loan B                                        NR          B+   6/04/08        2,981,651
        2,000   Metro-Goldwyn-Mayer Studios, Inc., Term Loan B                            NR          NR   4/26/11        2,010,000


                                       17


                            Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                                    Portfolio of INVESTMENTS June 30, 2004 (Unaudited)
                                                                                           RATINGS*
                                                                                     -------------------
    PRINCIPAL                                                                                               STATED
 AMOUNT (000)   DESCRIPTION(1)                                                       MOODY'S         S&P  MATURITY**        VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOTELS, RESTAURANTS & LEISURE (continued)

$       1,825   Wyndham International, Inc., Term Loan II                                 NR          NR   4/01/06      $ 1,820,531
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         13,748,474
------------------------------------------------------------------------------------------------------------------------------------


                INSURANCE - 0.7%

        2,000   Conseco, Inc., Term Loan                                                  B3         BB-   6/22/10        2,038,750
------------------------------------------------------------------------------------------------------------------------------------


                MACHINERY - 0.6%

        1,914   EaglePicher Incorporated, Term Loan B                                     B2          B+   8/07/09        1,930,019
------------------------------------------------------------------------------------------------------------------------------------


                MEDIA - 4.6%

        2,000   Charter Communications Operating, LLC, Term Loan B                        B2           B   4/07/11        1,994,091
        1,781   Dex Media West, LLC, Term Loan B                                          B1         BB-   3/09/10        1,817,752
        2,000   Emmis Operating Company, Term Loan B                                     Ba2          B+  11/10/11        2,018,611
        1,990   R.H. Donnelley Inc., Term Loan B-2                                       Ba3          NR   6/30/10        2,020,817
        2,488   Rainbow Media Holdings LLC, Term Loan C                                  Ba2         BB+   3/31/09        2,503,557
        1,934   Regal Cinemas Corporation, Term Loan B                                   Ba3         BB-  11/10/10        1,959,783
        1,995   WMG Acquisition Corp., Term Loan (DD, settling 7/08/04)                   B1          NR   2/27/11        2,027,419
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         14,342,030
------------------------------------------------------------------------------------------------------------------------------------


                METALS & MINING - 0.7%

        1,983   Amsted Industries Incorporated, Term Loan B                               B1         BB-  10/15/10        2,020,892
------------------------------------------------------------------------------------------------------------------------------------


                ROAD & RAIL - 1.0%

        2,908   Laidlaw Inc., Term Loan B-1                                              Ba3         BB+   6/19/09        2,962,691
------------------------------------------------------------------------------------------------------------------------------------
                Total Variable Rate Senior Loan Interests (cost $82,962,165)                                             83,445,920
                --------------------------------------------------------------------------------------------------------------------


                EMERGING MARKETS SOVEREIGN DEBT - 29.7% (21.3% OF TOTAL INVESTMENTS)


                ARGENTINA - 0.7%

        3,355   Argentina Republic, 1.165%                                              Caa1         CCC   8/03/12        2,239,107
------------------------------------------------------------------------------------------------------------------------------------


                BRAZIL - 1.3%

          824   Brazil Republic, 2.125%                                                   B2          B+   4/15/09          748,655
          600   Brazil Republic, 12.000%                                                  B2          B+   4/15/10          642,000
        2,052   Brazil Republic, 8.000%                                                   B2          B+   4/15/14        1,885,018
          790   Brazil Republic, 11.000% (DD1, settling 7/08/04)                          B2          B+   8/17/40          745,562
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,021,235
------------------------------------------------------------------------------------------------------------------------------------


                BULGARIA - 1.9%

          648   Bulgaria Republic, 2.750%                                                Ba2        BBB-   7/28/12          648,023
        1,100   Bulgaria Republic, 8.250%                                                Ba2        BBB-   1/15/15        1,287,281
        3,800   Bulgaria Republic, 2.000%                                                Ba2        BBB-   7/28/24        3,835,252
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,770,556
------------------------------------------------------------------------------------------------------------------------------------


                CHILE - 1.1%

          550   Chile Republic, 6.875%                                                  Baa1           A   4/28/09          605,495
        1,030   Codelco Inc., 144A, 5.500%                                                A2           A  10/15/13        1,024,953
          600   Coldelco Inc., Reg S, 6.375%                                              A2           A  11/30/12          635,987
        1,100   Empresa Nacional del Petroleo, 144A, 4.875%                             Baa1           A   3/15/14        1,026,281
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,292,716
------------------------------------------------------------------------------------------------------------------------------------


                COLOMBIA - 1.2%

        1,450   Columbia Republic, 9.750%                                                Ba2          BB   4/23/09        1,547,875
          396   Columbia Republic, 9.750%                                                Ba2         BB+   4/09/11          439,679
          450   Columbia Republic, 10.750%                                               Ba2          BB   1/15/13          481,500
          600   Columbia Republic, 11.750%                                               Ba2          BB   2/25/20          658,500
          400   Columbia Republic, 10.375%                                               Ba2          BB   1/28/33          390,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,517,554
------------------------------------------------------------------------------------------------------------------------------------


                                       18

                                                                                           RATINGS*
                                                                                     -------------------
    PRINCIPAL                                                                                               STATED
 AMOUNT (000)   DESCRIPTION(1)                                                       MOODY'S         S&P  MATURITY**        VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ECUADOR - 1.0%

$         900   Ecuador Republic, Reg S, 12.000%                                          NR        CCC+  11/15/12      $   814,962
        3,100   Ecuador Republic, Reg S, 8.000%                                           NR        CCC+   8/15/30        2,197,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,012,087
------------------------------------------------------------------------------------------------------------------------------------


                EL SALVADOR - 0.8%

        2,270   El Salvador Republic, Reg S, 8.500%                                     Baa3         BB+   7/25/11        2,456,145
------------------------------------------------------------------------------------------------------------------------------------


                INDONESIA - 0.9%

        3,000   Republic of Indonesia, 144A, 6.750%                                       B2           B   3/10/14        2,685,000
------------------------------------------------------------------------------------------------------------------------------------


                MALAYSIA - 0.6%

          600   Malaysia Republic, 8.750%                                               Baa1          A-   6/01/09          706,740
          500   Malaysia Republic, 7.500%                                               Baa1          A-   7/15/11          566,250
          600   Petronas Capital Ltd., Reg S, 7.000%                                    Baa1          A-   5/22/12          655,679
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,928,669
------------------------------------------------------------------------------------------------------------------------------------


                MEXICO - 2.5%

        2,420   United Mexican States, 6.625%                                           Baa2        BBB-   3/03/15        2,407,900
          520   United Mexican States, 8.125%                                           Baa2        BBB-  12/30/19          557,700
          500   Conproca SA, Reg S, 12.000%                                             Baa3        BBB-  12/16/10          622,758
        1,000   Pemex Project F, Reg S, 7.375%                                          Baa1        BBB-  12/15/14        1,025,000
        1,200   Pemex Project, Funding Master Trust, 8.500%                             Baa1        BBB-   2/15/08        1,326,000
        1,400   Petroleos Mexicanos, 9.500%                                             Baa1        BBB-   9/15/27        1,610,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,549,358
------------------------------------------------------------------------------------------------------------------------------------


                PANAMA - 2.1%

          650   Panama Republic, 9.625%                                                  Ba1          BB   2/08/11          723,125
        1,260   Panama Republic, 9.375%                                                  Ba1          BB   1/16/23        1,291,500
        3,400   Panama Republic, 9.375%                                                  Ba1          BB   4/01/29        3,782,500
          800   Panama Republic, 8.125%                                                  Ba1          BB   4/28/34          724,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,521,125
------------------------------------------------------------------------------------------------------------------------------------


                PERU - 2.0%

        1,300   Peru Republic, 9.125%                                                    Ba3          BB   2/21/12        1,339,000
          900   Peru Republic, 9.875%                                                    Ba3          BB   2/06/15          945,000
          800   Peru Republic, 8.375%                                                    Ba3          BB   5/03/16          748,000
          546   Peru Republic, 5.000%                                                    Ba3          BB   3/07/17          476,487
        1,950   Peru Republic, 4.500%                                                    Ba3          BB   3/07/17        1,583,696
        1,150   Peru Republic, 8.750%                                                    Ba3          BB  11/21/33        1,015,450
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,107,633
------------------------------------------------------------------------------------------------------------------------------------


                PHILIPPINES - 1.4%

        1,143   Philippines Republic, 8.375%                                             Ba2          BB   2/15/11        1,134,428
        2,600   Philippines Republic, 9.500%                                             Ba2          BB  10/21/24        2,847,000
          300   Philippines Republic, 10.625%                                            Ba2          BB   3/16/25          312,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,293,428
------------------------------------------------------------------------------------------------------------------------------------


                POLAND - 0.2%

          500   Poland Republic, 5.250%                                                   A2        BBB+   1/15/14          488,750
------------------------------------------------------------------------------------------------------------------------------------


                QATAR - 0.2%

          500   Ras Laffan Liquefied Natural Gas Company Limited, 144A, 3.437%          Baa1          A-   9/15/09          489,075
------------------------------------------------------------------------------------------------------------------------------------


                RUSSIA - 2.9%

          500   Russia Federation, Reg S, 8.750%                                        Baa3         BB+   7/24/05          528,268
        1,800   Russia Federation, Reg S, 8.250%                                        Baa3         BB+   3/31/10        1,959,653
          750   Russia Federation, Reg S, 11.000%                                       Baa3         BB+   7/24/18          949,479
        2,330   Russia Federation, Reg S, 5.000%                                        Baa3         BB+   3/31/30        2,133,115


                                       19


                            Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                                    Portfolio of INVESTMENTS June 30, 2004 (Unaudited)

                                                                                           RATINGS*
                                                                                     -------------------
    PRINCIPAL                                                                                               STATED
 AMOUNT (000)   DESCRIPTION(1)                                                       MOODY'S         S&P  MATURITY**        VALUE
------------------------------------------------------------------------------------------------------------------------------------

                RUSSIA (continued)

$       3,200   Russia Ministry of Finance, 3.000%                                       Ba2         BB+   5/14/08      $ 2,808,854
          800   Russia Ministry of Finance, 3.000%                                       Ba1         BB+   5/14/11          606,745
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,986,114
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH AFRICA - 1.8%

        3,950   South Africa Republic, 9.125%                                           Baa2         BBB   5/19/09        4,606,688
          730   South Africa Republic, 6.500%                                           Baa2         BBB   6/02/14          739,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,345,813
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH KOREA - 0.4%

        1,000   Export-Import Bank of Korea, 4.250%                                       A3          A-  11/27/07          993,795
          165   Export-Import Bank of Korea, 144A, 4.125%                                 A3          A-   2/10/09          160,258
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,154,053
------------------------------------------------------------------------------------------------------------------------------------


                TUNISIA - 0.6%

        1,700   Banque de Tunisie, 7.375%                                               Baa2         BBB   4/25/12        1,861,500
------------------------------------------------------------------------------------------------------------------------------------


                TURKEY - 1.5%

        2,520   Turkey Republic, 12.375%                                                  B1          B+   6/15/09        2,894,850
          800   Turkey Republic, 11.750%                                                  B1          B+   6/15/10          900,000
          450   Turkey Republic, 9.000%                                                   B1          B+   6/30/11          453,938
          400   Turkey Republic, 11.000%                                                  B1          B+   1/14/13          438,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,686,788
------------------------------------------------------------------------------------------------------------------------------------


                UKRAINE - 1.8%

        1,288   Ukraine Government, Reg S, 11.000%                                        B1           B   3/15/07        1,392,734
        1,250   Ukraine Government, Reg S, 6.875%                                         B1           B   3/04/11        1,188,095
        1,600   Ukraine Government, 144A, 7.650%                                          B1           B   6/11/13        1,532,000
        1,300   Ukraine Government, 144A, 6.875%                                          B1           B   3/04/11        1,228,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,341,329
------------------------------------------------------------------------------------------------------------------------------------


                URUGUAY - 1.2%

        1,800   Uruguay Republic, 7.250%                                                  B3          B-   2/15/11        1,476,000
          600   Uruguay Republic, 7.500%                                                  B3          B-   3/15/15          444,000
        2,863   Uruguay Republic, 7.875%                                                  B3          B-   1/15/33        1,832,177
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,752,177
------------------------------------------------------------------------------------------------------------------------------------


                VENEZUELA - 1.6%

          500   Venezuela Republic, 2.750%                                              Caa1          B-  12/18/07          479,034
        2,600   Venezuela Republic, 5.375%                                              Caa1          B-   8/07/10        2,077,176
          890   Venezuela Republic, 9.250%                                              Caa1          B-   9/15/27          756,500
        1,300   PDVSA Finance, 9.375%                                                   Caa1          B+  11/15/07        1,426,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,739,460
------------------------------------------------------------------------------------------------------------------------------------
                Total Emerging Markets Sovereign Debt (cost $92,105,012)                                                 90,239,672
                --------------------------------------------------------------------------------------------------------------------

                U.S. CONVERTIBLE BONDS - 1.2% (0.9% OF TOTAL INVESTMENTS)


                FINANCIALS - 1.2%

        5,000   Trizec Hahn Corporation, 3.000%                                          Ba1          NR   1/29/21        3,643,750
------------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Convertible Bonds (cost $3,572,008)                                                            3,643,750
                --------------------------------------------------------------------------------------------------------------------

                U.S. CORPORATE BONDS - 5.3% (3.8% OF TOTAL INVESTMENTS)


                HOTELS, RESTAURANTS & LEISURE - 2.9%

        2,000   Aztar Corporation, 9.000%                                                Ba3          B+   8/15/11        2,225,000
        2,150   Harrahs Entertainment, 7.875%                                            Ba1         BB+  12/15/05        2,276,313
        2,000   MGM Mirage, Inc., 6.750%                                                 Ba1         BB+   8/01/07        2,075,000


                                       20

                                                                                           RATINGS*
                                                                                     -------------------
    PRINCIPAL                                                                                               STATED
 AMOUNT (000)   DESCRIPTION(1)                                                       MOODY'S         S&P  MATURITY**        VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOTELS, RESTAURANTS & LEISURE (continued)

$       2,000   Park Place Entertainment, 7.875%                                         Ba2         BB-  12/15/05      $ 2,107,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,683,813
------------------------------------------------------------------------------------------------------------------------------------


                HOUSEHOLD DURABLES- 2.4%

        2,000   D.R. Horton, Inc., 7.500%                                                Ba1         BB+  12/01/07        2,170,000
        2,000   KB Home, 8.625%                                                          Ba2         BB-  12/15/08        2,160,000
        3,000   Standard Pacific Corporation, 6.500%                                     Ba2          BB  10/01/08        3,015,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,345,000
------------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Corporate Bonds (cost $16,114,415)                                                            16,028,813
                --------------------------------------------------------------------------------------------------------------------


                SHORT-TERM INVESTMENTS - 5.1% (3.6% OF TOTAL INVESTMENTS)

$      15,418   State Street Bank Repurchase Agreement, 1.170%, dated 6/30/04, due 7/01/04,                              15,418,067
=============    repurchase price $15,418,569 collateralized by U.S. Treasury Bonds
                --------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $15,418,067)                                                          15,418,067
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $402,880,115) - 139.0%                                                          422,790,796
                --------------------------------------------------------------------------------------------------------------------
                Other Assets less Liabilities - 0.5%                                                                      1,305,144
                --------------------------------------------------------------------------------------------------------------------
                FundPreferred Shares, at Liquidation Value - (39.5)%                                                   (120,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 304,095,940
                ====================================================================================================================

                     (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                     (2) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London
                            Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the certificate of deposit rate.

                            Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

                       *    Ratings below Baa by Moody's Investor Service,Inc.
                            or BBB by Standard & Poor's Group are considered to be below investment grade.

                      ** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment.
                            Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior
                            Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior
                            Loans held in the Fund's portfolio may be substantially less than the stated maturities shown.
                            The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

                     (a) At or subsequent to June 30, 2004, this issue was under the protection of the federal bankruptcy court.

                    144A 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                   Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the U.S. without registering those securities with the SEC. Specifically, Reg S provides a safe harbor from the registration requirements of the Securities
                            Act for offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

                    (DD)    Security purchased on a delayed delivery basis.

                   (DD1) Portion of security purchased on a delayed delivery basis.

                      NR    Not rated.


                                 See accompanying notes to financial statements.


                                       21


                        Statement of
                             ASSETS AND LIABILITIES June 30, 2004 (Unaudited)



--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $402,880,115)                         $ 422,790,796
Cash                                                                    244,335
Receivables:
   Dividends                                                          1,106,180
   Interest                                                           2,341,732
   Investments sold                                                   2,034,370
   Reclaims                                                              28,819
Other assets                                                             16,052
--------------------------------------------------------------------------------
      Total assets                                                  428,562,284
--------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                     4,113,389
Accrued expenses:
   Management fees                                                      199,911
   Organization and offering costs                                        2,000
   Other                                                                132,317
FundPreferred share dividends payable                                    18,727
--------------------------------------------------------------------------------
      Total liabilities                                               4,466,344
--------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                          120,000,000
--------------------------------------------------------------------------------
Net assets applicable to Common shares                            $ 304,095,940
================================================================================
Common shares outstanding                                            20,145,123
================================================================================
Net asset value per Common share outstanding
   (net assets applicable to
   Common shares, divided by Common
   shares outstanding)                                            $       15.10
================================================================================


NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
--------------------------------------------------------------------------------
Common shares, $.01 par value per share                           $     201,451
Paid-in surplus                                                     284,925,664
Undistributed (Over-distribution of) net investment income           (4,733,384)
Accumulated net realized gain from investments                        3,791,528
Net unrealized appreciation of investments                           19,910,681
--------------------------------------------------------------------------------
Net assets applicable to Common shares                            $ 304,095,940
================================================================================
Authorized shares:
   Common                                                             Unlimited
   FundPreferred shares                                               Unlimited
================================================================================

                                 See accompanying notes to financial statements.

                     Statement of
                           OPERATIONS Six Months Ended June 30, 2004 (Unaudited)


--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $86,717)                  $ 4,262,704
Interest                                                              5,949,261
Fees                                                                     30,985
--------------------------------------------------------------------------------
Total investment income                                              10,242,950
--------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,909,848
FundPreferred shares - auction fees                                     149,180
FundPreferred shares - dividend disbursing agent fees                     6,885
Shareholders' servicing agent fees and expenses                             230
Custodian's fees and expenses                                            75,125
Trustees' fees and expenses                                               5,847
Professional fees                                                        53,397
Shareholders' reports - printing and mailing expenses                    68,113
Stock exchange listing fees                                               6,080
Investor relations expense                                               28,489
Other expenses                                                           72,961
--------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                              2,376,155
   Custodian fee credit                                                  (8,621)
   Expense reimbursement                                               (679,057)
--------------------------------------------------------------------------------
Net expenses                                                          1,688,477
--------------------------------------------------------------------------------
Net investment income                                                 8,554,473
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments                                    3,805,548
Change in net unrealized appreciation of investments                     32,666
--------------------------------------------------------------------------------
Net gain from investments                                             3,838,214
--------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                             (705,951)
From accumulated net realized gains from investments                         --
--------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to FundPreferred shareholders                    (705,951)
--------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                                   $ 11,686,736
================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (Unaudited)
                                                                                                                            FOR THE
                                                                                                                     PERIOD 9/25/03
                                                                                                                      (COMMENCEMENT
                                                                                                SIX MONTHS ENDED      OF OPERATIONS)
                                                                                                         6/30/04   THROUGH 12/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                $ 8,554,473       $  3,570,123
Net realized gain from investments                                                                     3,805,548            253,308
Change in net unrealized appreciation of investments                                                      32,666         19,878,015
Distributions to FundPreferred shareholders:
   From net investment income                                                                           (705,951)          (148,176)
   From accumulated net realized gains from investments                                                       --            (14,008)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                                                    11,686,736         23,539,262
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                           (12,384,511)        (3,529,495)
From accumulated net realized gains from investments                                                          --           (345,168)
Tax return of capital                                                                                         --           (249,105)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                                              (12,384,511)        (4,123,768)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                                           --        287,415,270
   Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                                         411,807             85,737
FundPreferred shares offering costs                                                                       (4,868)        (2,630,000)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from
   capital share transactions                                                                            406,939        284,871,007
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares                                       (290,836)       304,286,501
Net assets applicable to Common shares at the beginning of period                                    304,386,776            100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                                         $304,095,940       $304,386,776
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                                                             $ (4,733,384)      $   (197,395)
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       24

                        Statement of
                              CASH FLOWS Six Months Ended June 30, 2004 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                               $   11,686,736
Adjustments to Reconcile the Net Increase in
   Net Assets Applicable to Common Shares from Operations
   to Net Cash Used in Operating Activities:
   Purchase of investment securities                                                                                   (109,086,345)
   Short-term investment securities, net                                                                                 (1,567,068)
   Proceeds from disposition of investment securities                                                                   113,448,956
   Accretion/Amortization of discounts and premiums, net                                                                    178,106
   Decrease in dividends receivable                                                                                          19,346
   Decrease in interest receivable                                                                                          277,379
   Decrease in receivable from investments sold                                                                             536,821
   Increase in reclaims receivable                                                                                          (28,819)
   Increase in other assets                                                                                                 (16,052)
   Decrease in payable for investments purchased                                                                         (2,444,022)
   Decrease in management fees payable                                                                                       (6,453)
   Increase in FundPreferred share dividends payable                                                                         13,959
   Increase in other liabilities                                                                                             34,641
   Change in net unrealized appreciation of investments                                                                     (32,666)
   Net realized gain from investments                                                                                    (3,805,548)
   Net realized gain from paydowns                                                                                          (45,531)
   Capital gain and return of capital distributions from investments                                                      1,074,344
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by operating activities                                                                             10,237,784
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares:
   Net proceeds from shares issued to shareholders due to reinvestment of distributions                                     411,807
   Cash distributions paid to shareholders                                                                              (12,384,511)
Organization and offering costs payable                                                                                    (160,875)
Net proceeds from sale of FundPreferred shares                                                                               (4,868)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash used in financing activities                                                                                (12,138,447)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN CASH                                                                                                     (1,900,663)
Cash at the beginning of period                                                                                           2,144,998
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                                            $      244,335
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Diversified Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($11,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets sovereign debt") and senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available for fixed-income securities and senior loans, the pricing service establishes fair market value using a wide range of market data including yields or prices of securities and senior loans of comparable quality, type of issue, coupon, maturity and rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the investment. Short-term securities are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of a senior loan, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the primary market is considered the date on which the loan allocations are determined. Realized gains and losses from securities transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2004, the Fund had outstanding delayed delivery purchase commitments of $2,266,765.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Fees consist primarily of senior loan amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original senior loan agreement.

Income Taxes

The Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Net realized capital gains and ordinary income distributions made by the Fund are subject to federal taxation.

Dividends and Distributions to Common Shareholders

The Fund intends to make monthly cash distributions to Common Shareholders of a stated dollar amount (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable dividend level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on Borrowings, if any. Under a Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. The final determination of the source of all distributions for the year will be made after the end of the year.

With respect to the REIT securities held in the Fund's portfolio of investments, it is the Fund's policy is to pass through to its shareholders, each month, substantially all REIT distributions it receives. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the twelve months ended December 31, 2003, the character of distributions to the Fund from the REITs was 68.53% ordinary income, 9.62% long-term and short-term capital gains, and 21.85% return of REIT capital.

For the six months ended June 30, 2004, the Fund applied a percentage estimate for the breakdown of income type, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund will adjust that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type. For the fiscal period ended December 31, 2003, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

During the six months ended June 30, 2004, the Fund treated each distribution to its shareholders as being entirely from net investment income. The Fund will recharacterize those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, at the beginning of the subsequent calendar year. Consequently, the financial statements reflect an over-distribution of net investment income as of June 30, 2004.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

FundPreferred Shares

Effective November 21, 2003, the Fund issued 2,400 Series T and 2,400 Series W, $25,000 stated value FundPreferred shares. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period.

Derivative Financial Instruments

The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investment during the six months ended June 30, 2004.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,500) and pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share. The Fund's share of Common share offering costs of $603,180 was recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by the Fund in connection with its offering of FundPreferred shares ($2,634,868) were recorded as a reduction to paid-in surplus.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

During the six months ended June 30, 2004, 26,242 Common shares were issued to shareholders due to reinvestment of distributions.

During the period September 25, 2003 (commencement of operations) through December 31, 2003, 20,106,000 Common shares and 4,800 FundPreferred shares were sold. In addition, 5,881 Common shares were issued to shareholders due to reinvestment of distributions during the period September 25, 2003 (commencement of operations) through December 31, 2003.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) during the six months ended June 30, 2004, aggregated $109,086,345 and $113,448,956, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to treatment of paydown gains and losses on senior loans, recognition of premium amortization on debt securities, recognition of income on REIT securities, and timing differences in recognizing certain gains and losses on security transactions.

At June 30, 2004, the cost of investments were as follows:

--------------------------------------------------------------------------------
Cost of investments                                                $403,503,058
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2004, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $23,989,382
   Depreciation                                                      (4,701,644)
--------------------------------------------------------------------------------
Net unrealized appreciation of investments                          $19,287,738
================================================================================

The tax components of undistributed net ordinary income and net realized gains at December 31, 2003, the Fund's last fiscal year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                         $--
Undistributed net long-term capital gains                                    --
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the period September 25, 2003 (commencement of operations) through December 31, 2003, the Funds last fiscal period, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $3,899,231
Distributions from net long-term capital gains                          132,847
Tax return of capital                                                   249,105
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended December 31, 2003.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily managed assets of the Fund. "Managed Assets" means the average daily net assets of the Fund including assets attributable to FundPreferred shares and the principal amount of borrowings, if any.

AVERAGE DAILY MANAGED ASSETS                                      MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $500 million                                                .9000%
For the next $500 million                                                 .8750
For the next $500 million                                                 .8500
For the next $500 million                                                 .8250
For Managed Assets over $2 billion                                        .8000
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony") and Wellington Management Company, LLP ("Wellington"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depository Receipts ("ADRs"). Security Capital manages the portion of the investment portfolio allocated to securities issued by real estate companies including REITs. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets sovereign debt. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates went into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rates (approximately .004%) at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rates at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
SEPTEMBER 30,                                 SEPTEMBER 30,
--------------------------------------------------------------------------------
2003*                      .32%                         2008                .32%
2004                       .32                          2009                .24
2005                       .32                          2010                .16
2006                       .32                          2011                .08
2007                       .32
================================================================================

*From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

Sub-Adviser Acquisition

On November 24, 2003, Banc One Investment Advisors Corporation, an indirect, wholly-owned subsidiary of Bank One Corporation acquired Security Capital. Pursuant to the Investment Company Act of 1940, the change in ownership of Security Capital caused the existing sub-advisory agreement to terminate, and shareholders of the Fund were required to approve a new sub-advisory agreement with Security Capital. At the Fund's annual shareholder meeting on January 20, 2004, shareholders approved the new sub-advisory agreement.

On July 1, 2004, Bank One Corporation was merged with JPMorgan Chase & Co. As a result of the merger, Security Capital became part of JPMorgan Fleming Asset Management. JPMorgan Fleming Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include JPMorgan Investment Management Inc. and its affiliates, including, without limitation, Banc One Investment Advisors Corporation, Banc One High Yield Partners, LLC, Security Capital Research & Management Incorporated, and JPMorgan Alternative Asset Management, Inc. As the merger was not deemed to cause a change in control of the Fund's Sub-Adviser, shareholder approval of a new sub-advisory agreement was not necessary.

6. COMMITMENTS

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2004, there were no such unfunded senior loan commitments.

7. SENIOR LOAN PARTICIPATION COMMITMENTS

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2004, there were no such outstanding participation commitments.

8. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Fund declared a dividend distribution of $.1025 per Common share which was paid on August 2, 2004, to shareholders of record on July 15, 2004.

                        Financial
                               HIGHLIGHTS (Unaudited)


                        Financial
                               HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

                                                           Investment Operations
                                     -------------------------------------------------------------------
                                                                 Distributions    Distributions
                                                                      from Net             from
                         Beginning                        Net       Investment          Capital
                            Common                  Realized/        Income to         Gains to
                             Share          Net    Unrealized    FundPreferred    FundPreferred
                         Net Asset   Investment    Investment           Share-           Share-
                             Value     Income(a)   Gain (Loss)         holders+         holders+   Total
========================================================================================================
Period Ended 12/31:
2004(c)                     $15.13         $.42         $ .21            $(.04)            $ --    $ .59
2003(b)                      14.33          .18          1.01             (.01)              --     1.18
========================================================================================================
                                      Less Distributions                                                            Total Returns
                        ---------------------------------------------                                           --------------------
                                                                                                                             Based
                               Net                                           Offering                                           on
                        Investment      Capital                             Costs and       Ending                          Common
                         Income to     Gains to       Tax               FundPreferred       Common               Based       Share
                            Common       Common    Return                       Share        Share    Ending        on         Net
                            Share-       Share-        of                Underwriting    Net Asset    Market    Market       Asset
                           holders      holders   Capital      Total        Discounts        Value     Value     Value**     Value**
====================================================================================================================================
Period Ended 12/31:
2004(c)                      $(.62)        $ --      $ --      $(.62)           $  --       $15.10    $13.30    (11.43)%      3.88%
2003(b)                       (.18)        (.02)     (.01)      (.21)            (.17)       15.13     15.65      5.76         7.04
====================================================================================================================================
                                                               Ratios/Supplemental Data
                           -----------------------------------------------------------------------------------------------
                                            Before Credit/Reimbursement       After Credit/Reimbursement***
                                           -----------------------------    --------------------------------
                                                          Ratio of Net                        Ratio of Net
                                             Ratio of       Investment        Ratio of          Investment
                                Ending       Expenses        Income to        Expenses           Income to
                                   Net     to Average          Average      to Average             Average
                                Assets     Net Assets       Net Assets      Net Assets          Net Assets
                            Applicable     Applicable       Applicable      Applicable          Applicable      Portfolio
                             to Common      to Common        to Common       to Common           to Common       Turnover
                           Shares (000)        Shares++         Shares++        Shares++            Shares++         Rate
==========================================================================================================================
Period Ended 12/31:
2004(c)                       $304,096          1.55%*            5.14%*          1.10%*              5.59%*           27%
2003(b)                        304,387          1.26*             4.51*            .87*               4.89*            28
==========================================================================================================================
                               FundPreferred Shares at End of Period
                             ------------------------------------------
                               Aggregate     Liquidation
                                  Amount      and Market          Asset
                             Outstanding           Value       Coverage
                                    (000)      Per Share      Per Share
=======================================================================
Period Ended 12/31:
2004(c)                         $120,000         $25,000        $88,353
2003(b)                          120,000          25,000         88,414
=======================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period September 25, 2003 (commencement of operations) through December 31, 2003.
(c)  For the six months ended June 30, 2004.


                                 See accompanying notes to financial statements.


                                  32-33 SPREAD

Reinvest Automatically
       EASILY AND CONVENIENTLY



SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

NET ASSET VALUE (NAV): A Fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.



BOARD OF DIRECTORS/
TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Institutional
Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Chicago, IL


The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six months ended June 30, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

           Learn more
about Nuveen Funds at
   WWW.NUVEEN.COM/ETF

o Share prices
o Fund details
o Daily financial news
o Investor education
o Interactive planning tools

Logo: Nuveen Investments

                                                                     ESA-B-0604D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The registrant's audit committee, as of the end of the reporting period, June 30, 2004, was comprised of the following individuals: Robert P. Bremner; Jack B. Evans; and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Diversified Dividend and Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: September 9, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: September 9, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: September 9, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.